UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 24, 2007
Freedom Acquisition Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
     FREEDOM ACQUISITION HOLDINGS, INC. (“FREEDOM”) HAS MAILED A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE PROPOSED ACQUISITION OF GLG PARTNERS LP AND ITS AFFILIATED ENTITIES (COLLECTIVELY, “GLG”) TO FREEDOM STOCKHOLDERS. THE DEFINITIVE PROXY STATEMENT WAS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON OCTOBER 11, 2007. STOCKHOLDERS OF FREEDOM AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH FREEDOM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT GLG, FREEDOM AND THE PROPOSED ACQUISITION. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: FREEDOM ACQUISITION HOLDINGS, INC., 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, TELEPHONE (212) 380-2230.
     FREEDOM AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM FREEDOM’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN FREEDOM IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT. FREEDOM’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING THE DEFINITIVE PROXY STATEMENT.
     NOTHING IN THIS CURRENT REPORT ON FORM 8-K SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

2

Item 8.01. Other Events.
Earnings Release
     On October 24, 2007, GLG Partners (“GLG”) released its earnings for the third fiscal quarter of 2007. Freedom Acquisition Holdings, Inc. (“Freedom”) is furnishing to the Securities and Exchange Commission a copy of the earnings release issued by GLG as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
     GLG presents certain financial measures, such as adjusted net income and comprehensive limited partner profit share, compensation and benefits, that are not prepared in accordance with U.S. generally accepted accounting principles, or GAAP, in addition to financial results prepared in accordance with GAAP. See the discussion in the earnings release under “Non-GAAP Financial Measures”. GLG’s management uses these non- GAAP financial measures in its evaluation of GLG’s core results of operations and trends between fiscal periods and believes these measures are an important component of its internal performance measurement process. GLG’s management also prepares forecasts for future periods on a basis consistent with these non-GAAP financial measures. Under the credit facility expected to be entered into in connection with the acquisition, Freedom and its subsidiaries will be required to maintain compliance with certain financial covenants based on adjusted earnings before interest expense, provision for income taxes, depreciation and amortization, or adjusted EBITDA, which is calculated based on the non-GAAP adjusted net income measure, further adjusted to add back interest expense, provision for income taxes, depreciation and amortization. Non-GAAP adjusted net income has certain limitations in that it may overcompensate for certain costs and expenditures related to GLG’s business and may not be indicative of the cash flows from operations as determined in accordance with GAAP.
Updated Presentation
     Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of updated presentation to be used by GLG and Freedom, which updates the transaction presentation previously filed by Freedom.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Earnings Release.
99.2	Form of Updated Presentation.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION HOLDINGS, INC.
By:	/s/ Jared Bluestein
Jared Bluestein
Secretary

Date: October 24, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release.

99.2	Form of Updated Presentation.